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                                                                    Exhibit 10

                                 LOAN AGREEMENT

                          DATED AS OF FEBRUARY 12, 1998

                                     BETWEEN

                            UGLY DUCKLING CORPORATION

                                       AND

                        EACH OF THE LENDERS NAMED HEREIN

                    $15,000,000 12% SENIOR SUBORDINATED LOAN
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                                TABLE OF CONTENTS

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ARTICLE 1

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         DEFINITIONS................................................................1
         1.01     Defined Terms.....................................................1
         1.02     Other Interpretive Provisions.....................................4

ARTICLE II.

         THE LOAN...................................................................5
         2.01     Amount and Notes..................................................5
         2.02     Interest..........................................................6
         2.03     Optional Prepayments..............................................6
         2.04     Computation of Fees and Interest..................................6
         2.05     Payments by the Company...........................................6
         2.06     Sharing of Payments, Etc..........................................7
         2.07     Priority of Payments; Subordination...............................7

ARTICLE III.

         CONDITIONS PRECEDENT.......................................................7
         3.01     Conditions of Loans to the Company................................7

ARTICLE IV.

         REPRESENTATIONS AND WARRANTIES.............................................8
         4.01     Organization......................................................8
         4.02     Financial Statements..............................................8
         4.03     Actions Pending...................................................8
         4.04     Outstanding Obligations...........................................8
         4.05     Taxes.............................................................8
         4.06     Conflicting Agreements and Other Matters..........................9
         4.07     ERISA.............................................................9
         4.08     Governmental Consent..............................................9
         4.09     Disclosure........................................................9
         4.10     Possession of Franchises, Licenses, etc..........................10

ARTICLE V.

         AFFIRMATIVE COVENANTS.....................................................10
         5.01     Financial Statements.............................................10
         5.02     Certificates; Other Information..................................10
         5.03     Default Disclosure...............................................11

ARTICLE VI.

         NEGATIVE COVENANTS........................................................11
         6.01     Debt to Tangible Equity Ratio....................................11
         6.02     Terms of Subordinated Debt.......................................11


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

ARTICLE VII.

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         EVENTS OF DEFAULT.........................................................11
         7.01     Event of Default.................................................11
         7.02     Other Remedies...................................................12

ARTICLE VIII.

         MISCELLANEOUS.............................................................13
         8.01     Amendments and Waivers...........................................13
         8.02     Notices..........................................................13
         8.03     No Waiver: Cumulative Remedies...................................13
         8.04     Costs and Expenses...............................................13
         8.05     Successors and Assigns...........................................14
         8.06     Assignment, Participations, etc..................................14
         8.07     Counterparts.....................................................14
         8.08     Severability.....................................................14
         8.09     No Third Parties Benefited.......................................15
         8.10     Time.............................................................15
         8.11     Governing Law....................................................15
         8.12     Waiver of Jury Trial.............................................15
         8.13     Entire Agreement.................................................15
         8.14     Interpretation...................................................15


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                                    EXHIBITS

Exhibit A                  Form of Promissory Note

Exhibit B                  Form of Warrant

                                       iii
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                                    SCHEDULES

Schedule 2.01                       Disbursement of Loans

Schedule 4.04                       Outstanding Obligations

                                       iv
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                                 LOAN AGREEMENT

         This LOAN AGREEMENT is dated as of February 12, 1998, between UGLY DUCKLING CORPORATION, a Delaware corporation (the "Company"); and each lender signatory hereto (each a "Lender," and collectively the "Lenders").

         WHEREAS, each Lender has agreed to make a loan to the Company in the amount of its respective Commitment (as defined herein) upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         1.01 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Aggregate Commitment" means the amount of Fifteen Million Dollars ($15,000,000).

                  "Agreement" means this Loan Agreement, as amended, supplemented or modified from time to time in accordance with the terms hereof.

                  "Assignee" has the meaning specified in Section 8.06(a).

                  "Attorney Costs" means and includes all fees and disbursements of any other external or in-house counsel.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Phoenix, Arizona, New York, Chicago or Los Angeles are authorized or required by law to close.

                  "Capital Lease" has the meaning specified in the definition of "Capital Lease Obligations".

                  "Capital Lease Obligations" means any rental obligation which, in accordance with GAAP, is or will be required to be capitalized on the books of the Company (a "Capital Lease"), taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with GAAP.
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                  "Closing Date" means the date on which all conditions
         precedent set forth in Section 3.01 are satisfied or waived by all Lenders, which is anticipated to be February 12, 1998.

                  "Code" means the Internal Revenue Code of 1986 and any regulations promulgated thereunder.

                  "Commitment" means with respect to each Lender, the amount set forth opposite its name on the signature pages to this Agreement.

                  "Debt" means any Obligation for borrowed money, including the indebtedness portion of any Capitalized Lease Obligations.

                  "Debt to Tangible Net Worth Ratio" means the debt-to-equity ratio of the Company, calculated in accordance with GAAP by comparing total Debt to Tangible Net Worth.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied) constitute an Event of Default.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and regulations promulgated thereunder.

                  "Event of Default" means any of the events or circumstances specified in Section 7.01.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors.

                  "Lender" and "Lenders" have the meanings specified in the introductory clause hereto.

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                  "Lien" means any mortgage, deed of trust, pledge,
         hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under, or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an Operating Lease.

                  "Loan" means an individual term loan made by each Lender in the amount of each Lender's respective Commitment pursuant to Article II.

                  "Loans" mean all of the term loans by the Lenders to the Company pursuant to Article II.

                  "Loan Documents" means this Agreement, the Notes, the Warrant Agreement, the Warrants, and all other documents delivered to any of the Lenders in connection therewith.

                  "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) or prospects of the Company taken as a whole, (b) the ability of the Company to perform under any Loan Document and avoid any Event of Default, or (c) the legality, validity, binding effect or enforceability of any Loan Document.

                  "Maturity Date" means February 12, 2001.

                  "Notes" shall mean the promissory notes, dated as of the Closing Date, substantially in the form of Exhibit A annexed hereto, issued by the Company to the order of the Lenders evidencing the obligation of the Company to repay the Loans.

                  "Obligations" mean all Loans and other Debt, advances, debts, liabilities, obligations, covenants and duties owing by the Company to any Person, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement or under any other loan document, or out of any other agreement or understanding, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

                  "Operating Lease" means, as applied to any Person, any lease of property which is not a Capital Lease.

                  "Ordinary Course of Business" means, in respect of any transaction involving the Company, the ordinary course of the Company's business, substantially as conducted by the Company prior to or as of the Closing Date, and undertaken by the Company in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or governmental authority.

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                  "Pro-Rata Basis" means pro-rata as to the Lenders based on the unpaid principal balance of each Lender's Loan.

                  "Responsible Officer" means the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility or, with respect to financial matters, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

                  "SEC" means the Securities and Exchange Commission, or any successor thereto.

                  "Subordinated Debt" means the Obligation represented by that certain 10% Subordinated Debenture of the Company dated as of June 21, 1996, as amended, payable to Verde Investments, Inc., and any other unsecured Obligation which by its express terms is subordinated in right of payment to any other unsecured Obligation of the Company.

                  "Tangible Net Worth" means the total of the Company's shareholders' equity (including capital stock, additional paid-in capital, and retained earnings), less (i) the total amount of loans and debts due from Affiliates, shareholders, officers, or employees of the Company, and (ii) the total amount of any intangible assets, including without limitation unamortized discounts, deferred charges, and goodwill as determined in accordance with GAAP.

                  "UCC" means the Uniform Commercial Code as in effect in any jurisdiction.

                  "Warrant" means the warrant issued to each of the Lenders pursuant to the Warrant Agreement substantially in the form of Exhibit B to this Agreement.

                  "Warrant Agreement" means the Warrant Agreement dated as of February 12, 1998 among the Company and each of the Lenders providing for the issuance of warrants to the Lenders to acquire 500,000 shares of the Company's Common Stock, exercisable at a price of $10.00 per share for a period of three years.

         1.02     Other Interpretive Provisions.

                           Defined Terms. Unless otherwise specified herein or
therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described.

                  (a) The Agreement. The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and section, schedule and exhibit references are to this Agreement unless otherwise specified.

                  (b) Certain Common Terms.

                           (i) The term "documents" includes any and all
instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

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                           (ii) The term "including" is not limiting and means

"including without limitation".

                           (iii) The term "or" has, except where otherwise
indicated, the inclusive meaning represented by the phrase "and/or".

                  (c) Performance; Time. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including". If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                  (d) Contracts. Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

                  (e) Laws. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (f) Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  (g) Independence of Provisions. The parties acknowledge that this Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

                  (h) Accounting Principles.

                           (i) Unless the context otherwise clearly requires,
all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                           (ii) References herein to "fiscal year" and "fiscal
quarter" refer to such fiscal periods of the Company.

                                   ARTICLE II.

                                    THE LOAN

         2.01     Amount and Notes.

                  Each Lender shall make its respective Loan to the Company in a single advance to be disbursed pursuant to Schedule 2.01 on the Closing Date. The Company has authorized the

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issuance of the Notes in the aggregate principal amount of Fifteen Million
Dollars ($15,000,000). On the Closing Date, the Company shall issue and deliver to each Lender a Note in the principal amount equal to such Lender's Commitment, payable to the order of such Lender, substantially in the form of Exhibit A to this Agreement. The Notes will evidence the principal amount of each Loan together with interest accrued and unpaid thereon.

         2.02     Interest.

                  (a) Each Loan shall accrue interest on the outstanding principal amount thereof for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full at a rate per annum equal to 12%.

                  (b) Accrued interest shall be paid quarterly in arrears on (i) March 31, June 30, September 30 and December 31 of each year; and (ii) on the Maturity Date. Accrued and unpaid interest shall also be paid on the date of any prepayment of the Loans pursuant to Section 2.03 for the portion of the Loans so prepaid and upon prepayment in full thereof.

                  (c) While any Event of Default exists and is continuing or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of the Loans then unpaid, at a rate per annum equal to 18%.

                  (d) The Company agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as provided herein, plus all other fees, charges and costs that may be deemed or determined to be interest. Anything herein to the contrary notwithstanding, the obligations of the Company hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the Company shall pay such Lender interest at the highest rate permitted by applicable law.

         2.03 Optional Prepayments. The Company may, at any time or from time to time, upon at least 10 Business Days notice to each of the Lenders, prepay pro rata the Loans in whole or in part, without penalty or premium. Such notice of prepayment shall specify the date and amount of such prepayment. If such notice is given by the Company, the Company shall make such prepayment on a Pro-Rata Basis and each Lender's pro-rata share thereof and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid.

         2.04 Computation of Fees and Interest. All computations of fees and interest under this Agreement shall be made on the basis of a 365-day year.

         2.05 Payments by the Company.

                  (a) All payments (including prepayments) to be made by the Company on account of principal, interest, fees and other amounts required hereunder shall be made without set-off, deduction, recoupment or counterclaim and shall, except as otherwise expressly provided herein, be made to the Lenders at each of the Lender's respective offices as set forth on the applicable signature pages hereof, in U.S. dollars and in immediately available funds, no later than 1:30 p.m. Phoenix, Arizona time on the date specified herein. Any payment which is received by

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the applicable Lender later than 1:30 p.m. (Phoenix, Arizona time) shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

                  (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         2.06 Sharing of Payments, Etc. All principal payments shall be made to the Lenders on a Pro-Rata Basis.

         2.07 Priority of Payments; Subordination. Notwithstanding anything in this Agreement to the contrary, the payment of principal and interest under this Agreement on the Loans is expressly subordinated for all purposes to any Obligations now in existence or later incurred by the Company other than Subordinated Debt; and each of the Lenders will, upon request of any institution or Person that is an obligee of any Obligation now in existence or incurred by the Company in the future, execute and deliver an agreement of subordination in form mutually satisfactory to each of the Lenders and such institution or Person, the tenor of which shall be to effectuate the terms of this Section.

                                  ARTICLE III.

                              CONDITIONS PRECEDENT

         3.01 Conditions of Loans to the Company. The obligation of each Lender to fund its Loan to the Company hereunder is subject to the condition that the Lenders shall have received on or before February 12, 1998, in form and substance satisfactory to each Lender and their respective counsel and in sufficient copies for each Lender, all of the following:

                  (a) Loan Agreement. This Agreement executed by the Company and each Lender;

                  (b) Resolutions: Incumbency.

                           (i) Copies of the resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance by the Company of this Agreement and the other Loan Documents to be delivered hereunder, and authorizing the borrowing of the Loans, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and

                           (ii) A certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered hereunder;

                  (c) Articles of Incorporation: Bylaws and Good Standing. Each of the following documents:

                           (i) the certificate of incorporation of the Company as in effect on the Closing Date, certified by the Secretary of State of the state of Delaware as of a recent date

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         and by the Secretary or Assistant Secretary of the Company as of the
         Closing Date, and the Bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date, and

                           (ii) a good standing certificate for the Company from the Secretary of State of its state of incorporation.

                  (d) Notes. The Notes, executed by the Company.

                  (e) Warrants. The Warrant Agreement, executed by the Company and each of the Lenders, together with the Warrants.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to each Lender that:

         4.01 Organization. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, the Company has the corporate power to own its property and to carry on its business as now being conducted, and the Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

         4.02 Financial Statements. The Company has provided to the Lenders copies of the following audited financial statements: a balance sheet of the Company as of December 31, 1997, and statements of income and cash flows for the fiscal year ended December 31, 1997. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects, have been prepared in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Company required to be shown in accordance with GAAP. The balance sheet fairly presents the condition of the Company as at the date thereof, and the statements of income and cash flows fairly present the results of the operations of the Company for the periods indicated. There has been no change in the business, condition (financial or otherwise) or operations of the Company since December 31, 1997, which could reasonably be expected to have a Material Adverse Effect.

         4.03 Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any properties or rights of the Company, by or before any court, arbitrator or administrative or governmental body which could reasonably be expected to result in any Material Adverse Effect.

         4.04 Outstanding Obligations. After giving effect to the transactions contemplated hereby, the Company does not have any Obligations outstanding except Obligations disclosed in the financial statements provided pursuant to
Section 4.02 and except as disclosed in Schedule 4.04 attached hereto. There exists no default (or, to the knowledge of the Company, any event or condition that, with the passage of time, would constitute a default) under the provisions of any instrument evidencing such Obligations or of any agreement relating thereto.

         4.05 Taxes. The Company has filed all Federal, State and other income tax returns which, to the best knowledge of the officers of the Company, are required to be filed, and has paid all taxes

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
as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP.

         4.06 Conflicting Agreements and Other Matters. The Company is not a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. Neither the execution nor delivery of this Agreement or the other Loan Documents, nor fulfillment of nor compliance with the terms and provisions hereof and of the other Loan Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company pursuant to, the Certificate of Incorporation or Bylaws of the Company, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company is subject. The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Company, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by this Agreement or the Notes.

         4.07 ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any plan (other than a multiemployer plan). No liability to the Pension Benefit Guaranty Corporation has been or is expected by the Company to be incurred with respect to any plan (other than a multiemployer plan) by the Company which could reasonably be expected to have a Material Adverse Effect. The Company has not incurred or does not presently expect to incur any withdrawal liability under Title IV of ERISA with respect to any multiemployer plan which is or would be materially adverse to the Company. The execution and delivery of this Agreement and the other Loan Documents will not involve any transaction which is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975 of the Code. For the purpose of this Section 4.09, the term "plan" shall mean an "employee pension benefit plan" (as defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in section 414(b) or (c) of the Code; and the term "multiemployer plan" shall mean any plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         4.08 Governmental Consent. Neither the nature of the Company's business, nor any of its respective properties, nor any relationship between the Company and any other Person, nor any circumstance in connection with the making of the Loans or delivery of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any Governmental Authority that has not previously been made or taken and to which all applicable waiting periods have expired.

         4.09 Disclosure. Neither this Agreement nor any other document, certificate or statement furnished to any Lender by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company which has had a Material Adverse Effect or in the future could reasonably be expected to have a Material Adverse Effect that has not been set forth in this Agreement or disclosed in the Company's filings with the SEC, or in the other documents, certificates and statements furnished to any Lender

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by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

         4.10 Possession of Franchises, Licenses, etc. The Company possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and the Company is not in violation of any thereof in any material respect.

                                   ARTICLE V.

                              AFFIRMATIVE COVENANTS

         The Company covenants and agrees that, so long as any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, unless the Lenders waive compliance in writing:

         5.01 Financial Statements. The Company shall deliver to each of the Lenders in form and detail satisfactory to each of the Lenders:

                  (a) promptly upon transmission thereof, copies of all financial statements, proxy statements, notices and reports as it shall send to its stockholders and copies of all registration statements (without exhibits) and all reports which it files with the SEC (or any governmental body or agency succeeding to the functions of the SEC); and

                  (b) with reasonable promptness, such other financial data as the Lenders may reasonably request, subject to the Company's right to maintain confidentiality of any financial information to the extent necessary to comply with applicable securities laws.

         5.02 Certificates; Other Information. Within 60 days after the end of each quarterly period (other than the fourth quarterly period) in each fiscal year and within 105 days after the end of each fiscal year, the Company shall deliver to each Lender a certificate of a Responsible Officer setting forth (except to the extent specifically set forth in any financial statements filed within such periods with the SEC):

                  (a) sufficient information (including detailed calculations reasonably satisfactory to the Lenders) to establish whether the Company is in compliance with the requirements of Sections 6.01; and

                  (b) a statement that there exists no Event of Default or Default, or, if any such Event of Default or Default exists, specifying:

                           (i)      the nature thereof;

                           (ii)     the period of existence thereof; and

                           (iii) what action the Company proposes to take with

respect thereto.

         5.03 Default Disclosure. The Company shall forthwith, upon a Responsible Officer of the Company obtaining knowledge of an Event of Default or Default, promptly deliver to each Lender a Certificate of a Responsible Officer specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

                                   ARTICLE VI.

                               NEGATIVE COVENANTS

         The Company hereby covenants and agrees that, so long as any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, unless the Lenders waive compliance in writing:

         6.01 Debt to Tangible Equity Ratio. The Company shall not permit the Company's Debt to Tangible Equity Ratio to exceed 2.1 to 1, calculated as of the end of each quarterly period in each fiscal year.

         6.02 Terms of Subordinated Debt. The Company shall not enter into any agreement (oral or written) which could in any way be construed as amending, modifying, altering, changing or terminating any one or more provisions relating to the Subordinated Debt to the extent that such amendment, modification, alteration, change or termination would subordinate the payment of interest on or principal of the Loans to the payment of principal and interest relating to the Subordinated Debt.

                                  ARTICLE VII.

                                EVENTS OF DEFAULT

         7.01 Event of Default. Any of the following shall constitute an "Event of Default":

                  (a) The Company defaults in the payment of any principal of the Loan when the same shall become due, either by the terms thereof or otherwise as herein provided; or

                  (b) The Company defaults in the payment of any interest on the Loan when the same shall become due and such default continues for a period of five Business Days; or

                  (c) The Company fails to make any payment when due with respect to any Obligation of the Company (other than an obligation payable hereunder), or any breach, default or event of default shall occur, or any other conditions shall exist under any instrument, agreement or indenture pertaining to such Obligation, if the holder or holders of such Obligation accelerate the maturity of any such Obligation or require a redemption or other repurchase of such Obligation and such failure relates to the acceleration or redemption of an amount in excess of $10 million and such acceleration continues for a period of five Business Days; or

                  (d) Any representation or warranty made by the Company herein or by the Company or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

                  (e) The Company fails to perform or observe any covenant or agreement contained in Article VI hereof; or

                  (f) The Company fails to perform or observe any other agreement, covenant, term or condition contained herein and such failure shall not be remedied within 30 days after receipt of notice thereof from any Lender; or

                  (g) The Company makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                  (h) Any decree or order for relief in respect of the Company is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction; or

                  (i) The Company petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company, or of any substantial part of the assets of the Company, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to the Company under the Bankruptcy Law of any other jurisdiction; or

                  (j) Any such petition or application referenced in clause (i) above is filed, or any such proceedings referenced in clause (i) above are commenced against the Company, and the Company by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                  (k) Any order, judgment or decree is entered in any proceedings against the Company decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (l) Any order, judgment or decree is entered in any proceedings against the Company decreeing a split-up of the Company which requires the divestiture of assets representing a substantial part, and such order, judgment or decree remains unstayed and in effect for more than 60 days.

then (a) if such event is an Event of Default specified in any of clauses (g) through (l) of this Section 7.01 with respect to the Company, all of the Loans at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (b) if such event is any other Event of Default, any Lender may, by notice in writing to the Company, declare all of such Lender's Loan to be, and all of such Lender's Loan shall thereupon be and become, immediately due and payable together with interest accrued thereon without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         7.02 Other Remedies. If any Event of Default or Default shall occur and be continuing, each Lender may proceed to protect and enforce its rights under this Agreement by exercising such remedies as are available to such Lender in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the Lenders is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

                                  ARTICLE VIII.

                                  MISCELLANEOUS

         8.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Lenders and the Company, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

         8.02     Notices.

                  (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that, any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof) and mailed, faxed, telecopied or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof; or, as to the Company or each of the Lenders, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to each other party, at such other address as shall be designated by such party in a written notice to the Company and each of the Lenders.

                  (b) All such notices, requests and communications shall, when transmitted by overnight delivery or faxed, be effective when delivered for overnight (next day) delivery, transmitted by facsimile machine, respectively, or if delivered, upon delivery.

         8.03 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         8.04 Costs and Expenses. The Company shall, following consummation of the transactions contemplated hereby:

                  (a) pay or reimburse each Lender within 10 Business Days after demand for all reasonable costs and expenses incurred by each Lender in connection with any amendment, supplement, waiver or modification to this Agreement, any other Loan Document and any other documents prepared in connection therewith, including the reasonable Attorney Costs incurred by any Lender with respect thereto; and

                  (b) pay or reimburse each Lender within 10 Business Days after demand for all reasonable costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding) under this Agreement, any other Loan Document, and any such other documents, including reasonable Attorney Costs incurred by any Lender.

         8.05 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         8.06     Assignment, Participations, etc.

                  (a) Any Lender may, with the written consent of the Company (which consent shall be obtained prior to such Lender's delivery of any information (including financial information) to any Assignee (as hereinafter defined) relating to an assignment of such Lender's rights and obligations under the Loan Documents, at all times other than during the existence of an Event of Default, which consent shall not be unreasonably withheld, at any time assign and delegate to one or more person or entity (provided, that, no written consent of the Company shall be required in connection with any assignment and delegation by a Lender to a Lender Affiliate of such Lender) (each an "Assignee") all (but no less than all) of its interest in the Loan and the other rights and obligations of such Lender hereunder, provided, however, that, the Company and each other Lender may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee shall have been given to the Company by such Lender and the Assignee.

                  (b) From and after the date that such Lender notifies the Company of such assignment and the Company consents to such assignment, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it by such Lender, shall have the rights and obligations of such Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under the Loan Documents.

                  (c) Immediately after compliance with the conditions contained in Sections 8.06(a) and (b) with respect to any Lenders making an assignment or delegation to an eligible Assignee, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Loans arising therefrom.

         8.07 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Lenders.

         8.08 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         8.09 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company and the Lenders, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Lender shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

         8.10 Time. Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents.

         8.11 Governing Law.

                  THIS AGREEMENT AND THE NOTES SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF CALIFORNIA; AND (B) THE VALIDITY OF THIS AGREEMENT AND THE NOTES, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, ALL CLAIMS MADE IN CONNECTION THEREWITH, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         8.12     Waiver of Jury Trial.

                  THE COMPANY AND THE LENDERS HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY AND THE LENDERS HEREBY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. A COPY OF THIS SECTION 8.12 MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND CONSENT TO TRIAL.

         8.13 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding among the Company and the Lenders and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by the Company (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Lenders pursuant to the Loan Documents.

         8.14 Interpretation. This Agreement is the result of negotiations between and has been reviewed by counsel to the Lenders, the Company and other parties, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Company merely because of the Company's involvement in the preparation of such documents and agreements.

                   [Balance of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             UGLY DUCKLING CORPORATION

                             By:  /s/ Steven P. Johnson

                                  Steven P. Johnson
                                  Senior Vice President and General Counsel

                                      Address for notices:

                                      Ugly Duckling Corporation
                                      2525 East Camelback Road
                                      Suite 1150
                                      Phoenix, Arizona 85016
                                      Attn: Steven P. Johnson
                                      Senior Vice President and General Counsel
                                      Telephone:  (602) 852-6605
                                      Telecopy:  (602) 852-6696

Commitment:  $2,700,000       ARBCO ASSOCIATES, L.P.
                              By: KAIM Non-Traditional, L.P.

                              Its: General Partner

                              By: Kayne Anderson Investment Management, Inc.
                              Its: General Partner

                              By: /s/ Richard A. Kayne
                                 -----------------------------------
                              Title: Authorized Officer
                                    --------------------------------

                                       Address for notices:
                                       1800 Avenue of the Stars, Suite 200
                                       Los Angeles, CA 90067

                                       Attn:

                                       Telephone:  (310) 284-6483
                                       Telecopy :  (310) 284-6444

Commitment:  $3,000,000         KAYNE ANDERSON NON-TRADITIONAL
                                INVESTMENTS, L.P.

                                By: Kayne Anderson Non-Traditional, L.P.
                                Its: General Partner

                                By: Kayne Anderson Investment Management, Inc.
                                Its: General Partner

                                By: /s/ RICHARD A. KAYNE
                                   -------------------------------
                                Name: Richard A. Kayne
                                     -----------------------------
                                Title: Authorized Officer
                                      ----------------------------

                                         Address for notices:
                                         1800 Avenue of the Stars, Suite 200
                                         Los Angeles, CA 90067

                                         Attn:
                                         Telephone: (310) 284-6438
                                         Telecopy:   (310) 284-6444

Commitment:  $2,400,000         OFFENSE GROUP ASSOCIATES, L.P.

                                By: Kayne Anderson Non-Traditional, L.P.
                                Its: General Partner

                                By: Kayne Anderson Investment Management, Inc.
                                Its: General Partner

                                By: /s/ RICHARD A. KAYNE
                                   -------------------------------
                                Name: Richard A. Kayne
                                     -----------------------------
                                Title: Authorized Officer
                                      ----------------------------

                                         Address for notices:
                                         1800 Avenue of the Stars, Suite 200
                                         Los Angeles, CA 90067

                                         Attn:
                                         Telephone: (310) 284-6483
                                         Telecopy : (310) 284-6444

Commitment:  $900,000             OPPORTUNITY ASSOCIATES,
                                  LIMITED PARTNERSHIP

                                  By: Kayne Anderson Non-Traditional, L.P.
                                  Its: General Partner

                                  By: Kayne Anderson Investment Management, Inc.
                                  Its: General Partner

                               By: /s/ RICHARD A. KAYNE
                                  -------------------------------
                               Name: Richard A. Kayne
                                    -----------------------------
                               Title: Authorized Officer
                                     ----------------------------

                                           Address for notices:
                                           1800 Avenue of the Stars, Suite 200
                                           Los Angeles, CA 90067

                                           Attn:
                                           Telephone: (310) 284-6438
                                           Telecopy: (310) 284-6444

Commitment:  $300,000             KAYNE ANDERSON OFFSHORE LIMITED

                               By: /s/ JOHN SUTLIC
                                  -------------------------------
                               Name: John Sutlic
                                    -----------------------------
                               Title: Authorized Officer
                                     ----------------------------

                                           Address for notices:
                                           1800 Avenue of the Stars, Suite 200
                                           Los Angeles, CA 90067

                                           Attn:
                                           Telephone: (310) 284-6438
                                           Telecopy: (310) 284-6444

Commitment:  $2,100,000            GLACIER WATER SERVICES, INC.

                                   By: /s/ JERRY WELCH
                                       --------------------------------

                                   Name: Jerry Welch
                                        ------------------------------

                                   Title: Authorized Officer
                                          -------------------------------

                                            Address for notices:
                                            1800 Avenue of the Stars, Suite 200
                                            Los Angeles, CA 90067

                                            Attn:
                                            Telephone: (310) 284-6438
                                            Telecopy: (310) 284-6444

Commitment:  $1,200,000            PARADIGM INSURANCE COMPANY

                                   By: /s/ FRANK ARKFELD
                                       --------------------------------

                                   Name: Frank Arkfeld
                                        ------------------------------

                                   Title: Authorized Officer
                                          -------------------------------

                                            Address for notices:
                                            1800 Avenue of the Stars, Suite 200
                                            Los Angeles, CA 90067

                                            Attn:
                                            Telephone: (310) 284-6438
                                            Telecopy: (310) 284-6444

Commitment:  $1,500,000            FOREMOST INSURANCE COMPANY

                                   By: /s/ DONALD WELSH
                                       --------------------------------

                                   Name: Donald Welsh
                                         ------------------------------

                                   Title: Authorized Officer
                                          -------------------------------

                                            Address for notices:
                                            1800 Avenue of the Stars, Suite 200
                                            Los Angeles, CA 90067

                                            Attn:
                                            Telephone: (310) 284-6438
                                            Telecopy: (310) 284-6444

Commitment:  $900,000              TOPA INSURANCE COMPANY

                                   By: /s/ NOSH MARFATIA
                                       --------------------------------

                                   Name: Nosh Marfatia
                                         ------------------------------

                                   Title: Authorized Officer
                                          -------------------------------

                                            Address for notices:
                                            1800 Avenue of the Stars, Suite 200
                                            Los Angeles, CA 90067

                                            Attn:
                                            Telephone: (310) 284-6438
                                            Telecopy: (310) 284-6444

                                   EXHIBIT A

                                 PROMISSORY NOTE

Original Face Amount:  $____________
Maker: UGLY DUCKLING CORPORATION, a Delaware corporation
Dated as of: February 12, 1998

                  1. Promise to Repay. FOR VALUE RECEIVED, UGLY DUCKLING CORPORATION, a Delaware corporation ("Maker"), promises to pay to _____________________ ("Payee"), or order, the principal sum of
_________________ Dollars ($________) or such lesser amount as shall equal the outstanding amount of the loan (the "Loan") made by Payee to Maker, pursuant to
Section 2.01 of that certain Loan Agreement, dated as of February 12, 1998, entered into between Maker and each of Payee and the other Lenders named therein (the "Loan Agreement").

                  2. Defined Terms. Any and all initially capitalized terms used herein shall have the meaning ascribed thereto in the Loan Agreement, unless specifically defined herein. The term "or" as used in this Note has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". This Promissory Note (this "Note") is one of the promissory notes defined in the Loan Agreement as the "Notes" and is subject to, and entitled to the benefits of, the terms and provisions of the Loan Agreement.

                  3. Payments of Principal and Interest.

                           (a) Maker hereby promises to make payments of
principal and interest with respect to the Loan evidenced hereby at the rates and times, and in the amounts, and in all other respects in the manner as provided in the Loan Agreement.

                           (b) As more fully set forth in the Loan Agreement,
Maker shall not be obligated to pay, and the holder of this Note shall not be obligated to charge, collect, receive, reserve, or take interest (it being understood that interest shall be calculated as the aggregate of all charges which constitute interest under applicable law that are contracted for, charged, reserved, received, or paid) in excess of the maximum nonusurious interest rate, as in effect from time to time, which may be charged, contracted for, reserved, received, or collected by Payee in connection with the Loan Agreement, this Note, the other Loan Documents, or any other documents executed in connection herewith or therewith.

                  4. Prepayments. Maker may prepay the principal balance due under this Note, in whole or in part, without penalty or premium, only in accordance with the provisions of the Loan Agreement.

                  5. Application of Payments. All payments (including prepayments) made hereunder shall be applied first to accrued and unpaid interest and then to principal.

                  6. Time and Place of Payments. All principal and interest due hereunder is payable in U.S. Dollars in immediately available funds at Payee's office located at 1800 Avenue of the Stars, Suite 200, Los Angeles, CA 90067 (or at such other office as may be designated from time to time by Payee), not later than 1:30 p.m., Phoenix, Arizona time, on the date of payment.

                  7. Waivers. Maker, for itself and its legal representatives, successors, and assigns, expressly waives presentment, demand, protest, notice (except as required by the Loan Agreement), and all other requirements of any kind, in connection with the enforcement or collection of this Note.

                  8. Acceleration and Waiver. IT IS EXPRESSLY AGREED THAT, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS SPECIFIED IN SECTIONS 7.01(g) THROUGH
(l) OF THE LOAN AGREEMENT, THE UNPAID PRINCIPAL BALANCE OF AND ANY ACCRUED AND UNPAID INTEREST UNDER THIS NOTE SHALL AUTOMATICALLY BECOME IMMEDIATELY DUE AND PAYABLE PURSUANT TO THE TERMS OF THE LOAN AGREEMENT, AND, UPON THE OCCURRENCE OF ANY OTHER EVENT OF DEFAULT SPECIFIED IN SECTION 7.01 OF THE LOAN AGREEMENT, THE UNPAID PRINCIPAL BALANCE OF ANY ACCRUED AND UNPAID INTEREST UNDER THIS NOTE MAY, BY NOTICE IN WRITING TO MAKER, BE DECLARED TO BE IMMEDIATELY DUE AND PAYABLE PURSUANT TO THE TERMS OF THE LOAN AGREEMENT, WITHOUT PRESENTMENT, DEMAND, PROTEST, NOTICE (EXCEPT AS REQUIRED THE LOAN AGREEMENT), OR OTHER REQUIREMENTS OF ANY KIND, ALL OF WHICH AR HEREBY EXPRESSLY WAIVED BY MAKER.

                  9. Attorneys' Fees. In the event it should become necessary to employ counsel to collect or enforce this Note, Maker agrees to pay the reasonable attorneys' fees and costs (including those of in-house counsel) of the holder hereof, irrespective of whether suit is brought, to the extent and as provided in the Loan Agreement.

                  10. Amendments. This Note may not be changed, modified, amended, or terminated except by a writing duly executed by Maker and the holder hereof.

                  11. Headings. Section headings used in this Note are solely for convenience of reference, shall not constitute a part of this Note for any other purpose, and shall not affect the construction of this Note.

                  12. GOVERNING LAW. EXCEPT AS OTHERWISE PROVIDED IN THE LOAN
AGREEMENT: (a) THIS NOTE SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF CALIFORNIA; AND (b) THE VALIDITY OF THIS NOTE AND THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT OF, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUCTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  13. WAIVER OF TRIAL BY JURY. MAKER, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF MAKER, AND PAYEE, WITH RESPECT TO THIS

NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT IT MAY LEGALLY DO SO, MAKER HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT PAYEE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF MAKER TO WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Dated as of February 12, 1998.

                                           UGLY DUCKLING CORPORATION,

                                           a Delaware corporation

                                           By:
                                                --------------------------------
                                           Name: Steven P. Johnson
                                                 -------------------------------
                                           Title:   Senior Vice President and
                                                 -------------------------------
                                                    General Counsel

                                   EXHIBIT B

Warrant No. ___

              WARRANT TO PURCHASE _________ SHARES OF COMMON STOCK

                              VOID AFTER 1:30 P.M.,

                   PHOENIX, ARIZONA TIME, ON FEBRUARY 12, 2001

                       OR SUCH LATER DATE SET FORTH HEREIN

                            UGLY DUCKLING CORPORATION

         This certifies that, for value received, _____________________, the registered holder hereof or assigns (the "Holder"), is entitled to purchase from UGLY DUCKLING CORPORATION, a Delaware corporation (the "Company"), at any time after February 12, 1998, and before the later of (i) 1:30 p.m., Phoenix, Arizona time, on February 12, 2001 or (ii) such time as the Company has repaid in full its Notes issued pursuant to that certain Loan Agreement dated as of February 12, 2001 between the Company and each of the Lenders named therein, at the purchase price per share of $10.00 (the "Warrant Price"), the number of shares of Common Stock, par value $0.001 per share, of the Company set forth above (the "Shares"). The number of shares of Common Stock purchasable upon exercise of the Warrant evidenced hereby and the Warrant Price is subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

         This Warrant may be redeemed, at the option of the Company and as more specifically provided in the Warrant Agreement, at $.10 per share of Common Stock purchasable upon exercise hereof, at any time after the average Daily Market Price (as defined in Section 10 of the Warrant Agreement) per share of the Common Stock for a period of at least twenty (20) consecutive trading days ending not more than fifteen days prior to the date of the notice given pursuant to Section 10(b) thereof has equaled or exceeded $16.00, and prior to expiration of this Warrant. The Holder's right to exercise this Warrant terminates at 1:30 p.m. (Phoenix, Arizona time) on the date fixed for redemption in the notice of redemption delivered by the Company in accordance with the Warrant Agreement.

         The Warrants evidenced hereby may be exercised during the period referred to above, in whole or in part, by presentation of this Warrant certificate with the Purchase Form attached hereto duly executed and guaranteed and simultaneous payment of the Warrant Price (as defined in the Warrant Agreement and subject to adjustment as provided therein) at the principal office of the Company. Payment of such price may be made at the option of the Holder in cash or by certified check or bank draft, all as provided in the Warrant Agreement.

         The Warrants evidenced hereby are part of a duly authorized issue of Warrants and are issued under and in accordance with the Warrant Agreement dated as of February 12, 1998, between the Company and the Lenders party thereto, and are subject to the terms and provisions contained in such Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part hereof and is hereby referred to for a description of the rights, limitations, duties and indemnities thereunder of the Company and the Holder of the Warrants, and to all of which the Holder of this Warrant certificate by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

         Upon any partial exercise of the Warrants evidenced hereby, there will be issued to the Holder a new Warrant certificate in respect of the Shares evidenced hereby that have not been exercised. This Warrant certificate may be exchanged at the office of the Company by surrender of this Warrant certificate properly endorsed either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company will pay the cash value of any fraction upon the exercise of one or more Warrants, as provided in the Warrant Agreement.

         The Warrant Price and the number of shares of Common Stock issuable upon exercise of this Warrant is subject to adjustment as provided in Section 8 of the Warrant Agreement. The Warrant Agreement may be amended by the Company and the holder or holders of a majority of the outstanding Warrants representing a majority of the shares of Common Stock underlying such Warrants; provided that without the consent of each holder of a Warrant certain specified changes cannot be made to such holder's Warrants.

         Neither the Warrants nor the shares of Common Stock underlying the Warrants may be sold, assigned, or otherwise transferred except in accordance with the provisions of the Warrant Agreement.

         The Holder hereof may be treated by the Company and all other persons dealing with this Warrant certificate as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and until any transfer is entered on such books, the Company may treat the Holder hereof as the owner for all purposes. Notices and demands to be given to the Company must be given by certified or registered mail at the addresses provided in the Warrant Agreement.

         All terms used in the Warrant Certificate that are defined in the Warrant Agreement shall have the respective meanings ascribed to such terms in the Warrant Agreement.

Dated: February 12, 1998             UGLY DUCKLING CORPORATION

                                              By:
                                                  ------------------------------
                                                   Steven P. Johnson
                                                   Senior Vice President and
                                                   General Counsel

                            UGLY DUCKLING CORPORATION

                                  PURCHASE FORM

                                Mailing Address:
                            UGLY DUCKLING CORPORATION
                            2525 East Camelback Road
                                   Suite 1150
                             Phoenix, Arizona 85016

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant certificate for, and to purchase thereunder, _____________Shares of Common Stock provided for therein, and requests that certificates for such Shares be issued in the name of:
________________________________________________________________________________
________________________________________________________________________________
(Please Print or Type Name, Address and Social Security Number)

and that such certificates be delivered to _____________________________________
whose address is _______________________________________________________________
and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant certificate for the balance of the Shares purchasable under the within Warrant certificate be registered in the name of the undersigned Holder or his or her Assignee as below indicated and delivered to the address stated below.

                                                              Dated:___________

Name of Holder or Assignee:

________________________________________________________________________________
(Please Print)

Address: _______________________________________________________________________
________________________________________________________________________________

Signature:
________________________

Note: The above signature must correspond with the name as it appears upon the face of the within Warrant certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:

________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stock Brokers, Savings and Loan Association, and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

                                   ASSIGNMENT

                 (To be signed only upon assignment of Warrants)

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
         (Name and Address of Assignee Must Be Printed or Typewritten)

______________ Warrants, hereby irrevocably constituting and appointing _______ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:_______________________

                                             __________________________________
                                             Signature of Registered Holder

                                    Note:   The signature on this assignment
                                            must correspond with the name as it
                                            appears upon the face of the within
                                            Warrant certificate in every
                                            particular, without alteration or
                                            enlargement or any change whatever.

Signature Guaranteed:
_____________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (Banks, Stock Brokers, Savings and Loan Association, and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

                                  SCHEDULE 2.01

                              DISBURSEMENT OF LOANS

         Name of Lender                Commitment
         --------------                ----------

ARBCO Associates, L.P.                $ 2,700,000

Kayne Anderson Non-Traditional
Investments, L.P.                     $ 3,000,000

Offense Group Associates, L.P.        $ 2,400,000

Opportunity Associates, Limited
Partnership                           $   900,000

Kayne Anderson Offshore Limited       $   300,000

Glacier Water Services, Inc. ..       $ 2,100,000

Paradigm Insurance Company            $ 1,200,000

Foremost Insurance Company            $ 1,500,000

Topa Insurance Company                $   900,000
                                      -----------
                                      $15,000,000

                                  SCHEDULE 4.04

                             OUTSTANDING OBLIGATIONS

         On January 28, 1998, the Company borrowed $7 million from Greenwich Capital Financial Products, Inc. ("Greenwich") pursuant to a Loan Agreement, dated as of January 28, 1998 (the "Greenwich Loan"). The Greenwich Loan was used to repay amounts owing to GE Capital under the Revolving Facility. The Greenwich Loan is secured by (1) a pledge by Duck Ventures, Inc., a direct wholly-owned subsidiary of the Company ("DVI") of all of the issued and outstanding common stock of Champion Receivables Corp. II ("CRC II"), a bankruptcy remote subsidiary wholly-owned by DVI, and (2) all of the Company's right, title and interest in and to certain collateral arising from the bankruptcy of Fist Merchants Acceptance Corporation. The Greenwich Loan is payable by the Company on April 28, 1998 and bears interest at the rate of 9 1/2 percent per annum.